EXHIBIT 10.5

GUARANTY OF PAYMENT
(Subsidiary)

This GUARANTY OF PAYMENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is made as of the 22nd day of September, 2015 by:

(a) each Domestic Subsidiary (as defined in the Credit Agreement, as hereinafter defined) that is listed on Exhibit A hereto, and any other Domestic Subsidiary that hereafter becomes a party hereto (each such Domestic Subsidiary, collectively, the "Guarantors" and, individually, each a "Guarantor"), jointly and severally, in favor of;

(b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

1. Recitals.

S&W Seed Company, a Nevada corporation (together with its successors and assigns, "Borrower"), is entering into that certain Credit and Security Agreement, dated as of September 22, 2015, with Lender (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement"). Each Guarantor desires that Lender grant to Borrower the financial accommodations as described in the Credit Agreement. Except as specifically defined herein, capitalized terms used herein that are defined in the Credit Agreement shall have their respective meanings ascribed to them in the Credit Agreement.

Each Guarantor, a direct or indirect subsidiary of Borrower whose financing is provided by the Loans and Letters of Credit, deems it to be in the direct pecuniary and business interests of such Guarantor that Borrower obtain from Lender the Commitment, and the Loans and Letters of Credit provided for in the Credit Agreement.

Each Guarantor understands that Lender is willing to enter into the Credit Agreement and grant the financial accommodations provided for in the Credit Agreement only upon certain terms and conditions, one of which is that the Guarantors jointly and severally guarantee the payment of the Obligations, as hereinafter defined, and this Agreement is being executed and delivered in consideration of Lender entering into the Credit Agreement and each financial accommodation granted to Borrower by Lender and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

2. Definitions. As used in this Agreement, the following terms shall have the following meanings:

"Collateral" means, collectively, all property, if any, securing the Obligations or any part thereof at the time in question.

"Guaranty of Payment Joinder" means a Guaranty of Payment Joinder, substantially in the form of the attached Exhibit B, prepared by Lender and executed and delivered to Lender by a Domestic Subsidiary for the purpose of adding an additional Guarantor as a party to this Agreement.

"Obligations" means, collectively, (a) all Indebtedness and other obligations now owing or hereafter incurred by Borrower to Lender (or an affiliate of Lender) pursuant to the Credit Agreement and the other Loan Documents, and includes the principal of and interest on all Loans, and all obligations of Borrower or any other Credit Party pursuant to Letters of Credit; (b) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (c) the commitment and other fees, and any prepayment fees payable pursuant to the Credit Agreement or any other Loan Document; (d) all obligations and liabilities of any Company now existing or hereafter incurred under, arising out of, or in connection with any Hedge Agreement with Lender (or an affiliate of Lender); (e) every other liability, now or hereafter owing to Lender or any affiliate of Lender by any Company, and includes, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by quasi-contract, tort, statute or other operation of law, whether incurred directly to Lender (or such affiliate) or acquired by Lender (or such affiliate) by purchase, pledge or otherwise and whether participated to or from Lender (or such affiliate) in whole or in part; and (f) all Related Expenses; provided that Obligations of a Credit Party shall not include Excluded Swap Obligations owing from such Credit Party.

"Obligor" means any Person that, or any of whose property, is or shall be obligated on the Obligations or any part thereof in any manner and includes, without limiting the generality of the foregoing, Borrower, any Guarantor or any Guarantor of Payment, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property, if any.

3. Guaranty of the Obligations. The Guarantors hereby absolutely and unconditionally, jointly and severally, guarantee (as a guaranty of payment and not merely a guaranty of collection) the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable. If the Obligations, or any part thereof, shall not be paid in full when due and payable, Lender shall have the right to proceed directly against the Guarantors, or any one or more of them, under this Agreement to collect the payment in full of the Obligations, regardless of whether or not Lender, shall have theretofore proceeded or shall then be proceeding against Borrower or any other Obligor or Collateral, if any, or any of the foregoing, it being understood that Lender, in its sole discretion, may proceed against any Obligor and any Collateral, and may exercise each right, power or privilege that Lender may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as Lender, in its sole discretion, may from time to time deem expedient to collect the payment in full of the Obligations. The Guarantors agree that all payments made by any Guarantor under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of any Taxes or Other Taxes, in accordance with Section 3.2 of the Credit Agreement.

4. Payments Conditional. Whenever Lender shall credit any payment to the Obligations or any part thereof, whatever the source or form of payment, the credit shall be conditional as to the Guarantors unless and until such payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, the Guarantors agree that, if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other Person, each Lender, in each case, may reverse any entry relating thereto on its books and the Guarantors shall remain liable therefor, even if Lender may no longer have in its possession any instrument evidencing the Obligations to which the payment in question was applied.

5. Guarantors' Obligations Absolute and Unconditional. Regardless of the duration of time, regardless of whether Borrower may from time to time cease to be indebted to Lender, and irrespective of any act, omission or course of dealing whatsoever on the part of Lender, each Guarantor's liabilities and other obligations under this Agreement shall remain in full effect until the payment in full of the Obligations. Without limiting the generality of the foregoing:

5.1. Lender Has No Duty to the Guarantors to Make Advances or Follow Application of Proceeds. Without limiting the obligations of Lender under the Credit Agreement, Lender shall not at any time be under any duty to any Guarantor to grant any financial accommodation to Borrower, irrespective of any duty or commitment, if any, of Lender to Borrower, or to follow or direct the application of the proceeds of any such financial accommodation;

5.2. Guarantors' Waiver of Notice, Presentment. Each Guarantor waives (a) notice of the granting of any Loan to Borrower, the issuance of any Letter of Credit or the incurring of any other Indebtedness by Borrower or the terms and conditions thereof, (b) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other Indebtedness incurred by Borrower to Lender, (c) notice of any indulgence granted to any Obligor, and (d) any other notice to which the Guarantors might, but for this waiver, be entitled;

5.3. Lender's Rights Not Prejudiced by Action or Omission. Lender, in its sole discretion, may, pursuant to the Credit Agreement, without any prejudice to its rights under this Agreement, at any time or times, without notice to or the consent of any Guarantor, (a) grant Borrower whatever financial accommodations that Lender may from time to time deem advisable, even if Borrower might be in default in any respect and even if those financial accommodations might not constitute Indebtedness the payment of which is guaranteed hereunder, (b) assent to any renewal, extension, consolidation or refinancing of the Obligations, or any part thereof, (c) forbear from demanding security, if Lender shall have the right to do so, (d) release any Obligor or Collateral or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, (e) grant any waiver or consent or forbear from exercising any right, power or privilege that Lender may have or acquire, (f) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any of the Obligations or pursuant to which any of the Obligations are created, (g) grant any other indulgence to any Obligor, (h) accept any Collateral for, or any other Obligor upon, the Obligations or any part thereof, and (i) fail, neglect or omit in any way to realize upon any Collateral, to perfect any security interest with respect to Collateral, or to protect the Obligations or any part thereof or any Collateral therefor;

5.4. Liabilities Survive the Dissolution of Any Guarantor. Each Guarantor's liabilities and other obligations under this Agreement shall survive any dissolution of any Guarantor; and

5.5. Liabilities Absolute and Unconditional. Each Guarantor's liabilities and other obligations under this Agreement shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement, any Note, any Loan Document or any other agreement, instrument or document evidencing the Loans or Letters of Credit or related thereto, the existence of any claim, set-off or other rights that any Guarantor may have against Borrower or any other Person, or any other defense available to any Guarantor in respect of this Agreement (other than the payment in full of the Obligations).

6. Guarantors' Obligations Independent. The obligations of each Guarantor hereunder are as set forth in this Agreement and are independent of the obligation of any other Guarantor or any other Obligor, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not any action is brought against any other Guarantor or any other Obligor and whether or not any other Guarantor or any other Obligor is joined in any such action.

7. Credit Agreement Covenants. All covenants contained in Article V of the Credit Agreement are incorporated herein by reference and each Guarantor shall be bound hereunder by the covenants applicable to such Guarantor with the same force and effect as if such covenants and agreements, as amended from time to time in accordance with the Credit Agreement, were written herein.

8. Representations and Warranties. All representations and warranties made by Borrower with respect to each Guarantor and contained in the Credit Agreement are incorporated herein by reference and each Guarantor hereby makes such continuing representations and warranties on its own behalf. Each Guarantor further represents and warrants to Lender that (a) such Guarantor is duly organized or formed, as applicable, and in good standing or full force and effect (as appropriate) under the laws of the state of its incorporation or formation, as applicable (as referenced on Exhibit A hereto), and is qualified to do business in each state where a failure to so qualify would have a material adverse effect on Guarantor; (b) such Guarantor has the legal power and right to execute and deliver this Agreement and to perform and observe the provisions hereof; (c) the officers or authorized representatives, as applicable, executing and delivering this Agreement on behalf of such Guarantor have been duly authorized to do so, and this Agreement, when executed, is legal and binding upon such Guarantor in every respect; (d) except for matters described or referenced in the Credit Agreement or any schedule thereto, no litigation or proceeding is pending or threatened against any Guarantor before any court or any administrative agency that is reasonably expected to have a material adverse effect on such Guarantor; (e) such Guarantor has received consideration that is the reasonably equivalent value of the obligations and liabilities that such Guarantor has incurred to Lender; (f) no Guarantor is insolvent, as defined in any applicable state or federal statute, nor will any Guarantor be rendered insolvent by the execution and delivery of this Agreement to Lender; (g) no Guarantor is engaged or about to engage in any business or transaction for which the assets retained by such Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to Lender incurred hereunder; and (h) such Guarantor does not intend to, nor does such Guarantor believe that such Guarantor will, incur debts beyond such Guarantor's ability to pay such debts as they mature.

9. Events of Default. Without limiting the generality of any of the other provisions hereof, each Guarantor specifically agrees that upon the occurrence of an Event of Default, Lender, in its sole discretion (but subject to the terms of the Credit Agreement), may declare the unpaid principal balance of and accrued interest on the Obligations to be forthwith due and payable in full without notice. Upon the occurrence of certain Events of Default, the unpaid principal balance of and accrued interest on the Obligations will become due and payable without any action by Lender. Upon the occurrence of any of the events enumerated in the immediately preceding sentences, the Guarantors shall, upon demand of Lender, whenever made, pay to Lender, an amount equal to the then unpaid principal balance of and accrued interest on the Obligations (provided that no such demand shall be required in the event of an insolvency of one or more Guarantors).

10. Waiver of the Guarantors' Rights Against Borrower and Collateral. To the extent permitted by law, each Guarantor hereby waives any claim or other right that such Guarantor might now have or hereafter acquire against Borrower or any other Obligor that arises from the existence or performance of such Guarantor's liabilities or other obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any Collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, until such time as the Commitment has been terminated and the Obligations have been repaid in full.

11. Contribution Among the Guarantors. The Guarantors hereby agree as among themselves that, in connection with the payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable law. Such contribution rights shall be waived until such time as the Obligations have been irrevocably paid in full, and no Guarantor shall exercise any such contribution rights until the Obligations have been irrevocably paid in full.

12. Full Recourse Obligations; Effect of Fraudulent Transfer Laws. It is the desire and intent of each Guarantor and Lender that this Agreement shall be enforced as a full recourse obligation of such Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing the obligations of such Guarantor hereunder to be so invalidated.

13. Subordination by Each Guarantor of Indebtedness owed to Such Guarantor from Borrower. Each Guarantor agrees that the Obligations, whether now existing or hereafter created, shall be superior to any claim that such Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Each Guarantor hereby expressly subordinates any claim such Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower pursuant to the Credit Agreement and the other Loan Documents. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of Lender, and any Guarantor shall be paid to Lender, and shall be applied by Lender to the payment of the Obligations in accordance with the Credit Agreement. Each Guarantor does hereby assign to Lender, all claims that such Guarantor may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Obligations. If Lender so requests, any notes or credit agreements now or hereafter evidencing any indebtedness or obligations of Borrower to any Guarantor shall be marked with a legend that the same are subject to this Agreement and shall be delivered to Lender. Each Guarantor agrees, and Lender is hereby authorized, in the name of such Guarantor, from time to time to execute documents and to take such other actions as Lender deems necessary or appropriate to preserve and enforce Lender's rights under this Agreement.

14. Guarantors Familiar with Borrower's Affairs and the Loan Documents. Each Guarantor confirms that an executed (or conformed) copy of each of the Loan Documents has been made available to its principal executive officers, that such officers are familiar with the contents thereof and of this Agreement, and that it has executed and delivered this Agreement after reviewing the terms and conditions of this Agreement, the Credit Agreement and the other Loan Documents, and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Agreement. Each Guarantor confirms that it has made its own independent investigation with respect to the creditworthiness of Borrower and its other Subsidiaries, and is not executing and delivering this Agreement in reliance on any representation or warranty by Lender, or any other Person acting on behalf of Lender, as to such creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and its other Subsidiaries, and any circumstances affecting (a) the ability of Borrower and the other Credit Parties to perform their respective obligations under the Credit Agreement and the other Loan Documents to which they are parties, or (b) any collateral securing, or any other guaranty for, all or any part of the payment and performance obligations of Borrower and the other Credit Parties; and each Guarantor further agrees that Lender shall have no duty to advise any Guarantor of information known to them regarding such circumstances, or the risks such Guarantor undertakes in this Agreement.

15. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Obligations is stayed, upon the insolvency, bankruptcy or reorganization of Borrower or any other Person, or otherwise, the Obligations shall nonetheless be payable by the Guarantors immediately upon demand by Lender.

16. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to a Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to Lender, mailed or delivered to it, addressed to the address of Lender specified on the signature pages of the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered (if received during normal business hours on a Business Day otherwise the following Business Day), or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile or electronic communication, in each case of facsimile or electronic communication with telephonic confirmation of receipt. All notices pursuant to any of the provisions hereof shall not be effective until received.

17. No Waiver or Course of Dealing. No course of dealing between any Guarantor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

18. Remedies Cumulative. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that Lender may have or acquire by operation of law, by other contract or otherwise. Each right, power or privilege may be exercised by Lender either independently or concurrently with other rights, powers and privileges and as often and in such order as Lender may deem expedient. All of the rights and remedies of Lender with respect to the Collateral, if any, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be executed singularly or concurrently.

19. Severability. The provisions of this Agreement are severable, and, if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

20. Modifications. This Agreement may be amended or modified only by a writing signed by Guarantors and Lender. No waiver or consent granted by Lender in respect of this Agreement shall be binding upon Lender unless specifically granted in writing, which writing shall be strictly construed.

21. Successors and Assigns. This Agreement shall bind each Guarantor and its successors and assigns and shall inure to the benefit of Lender and its respective successors and permitted assigns, including (without limitation) each holder of any Note evidencing any of the Obligations.

22. Entire Agreement. This Agreement constitutes a final written expression of all of the terms of this Agreement, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof.

23. Relationship of Parties; Setoffs. The relationship between each Guarantor and Lender with respect to this Agreement is and shall be solely that of debtor and creditors, respectively, and Lender shall have no fiduciary obligation toward such Guarantor with respect to this Agreement or the transactions contemplated hereby. If and to the extent any payment is not made when due hereunder, Lender may setoff and charge from time to time any amount so due against any and all of such Guarantor's accounts or deposits with Lender.

24. Headings; Execution. The headings and subheadings used herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement. This Agreement may be executed by facsimile or electronic signature, which, when so executed and delivered, shall be deemed to be an original.

25. Additional Guarantors. Additional Domestic Subsidiaries may become a party to this Agreement by the execution of a Guaranty of Payment Joinder and delivery of such other supporting documentation, corporate governance and authorization documents, and an opinion of counsel, as required by Section 5.20 of the Credit Agreement. At the option of Lender, a Domestic Subsidiary may also become a Guarantor of Payment under the Credit Agreement pursuant to a separate Guaranty of Payment executed by such Domestic Subsidiary.

26. General Limitation on Claims by the Guarantors. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY DAMAGES OTHER THAN ACTUAL COMPENSATORY DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES, RELEASES AND AGREES NOT TO SUE OR COUNTERCLAIM UPON ANY SUCH CLAIM FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

27. Attorneys, Accountants and Other Agents of Lender Have No Duty to the Guarantors. All attorneys, accountants, appraisers, consultants and other professional Persons (including the firms or other entities on behalf of which any such Person may act) retained by Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of Lender, as the case may be, shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Guarantor, to any of its Affiliates, or to any other Person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation and shall be subject to the provisions contained in Section 10.12 of the Credit Agreement. Each Guarantor agrees, on behalf of itself, its Subsidiaries and its other Affiliates, not to assert any claim or counterclaim against any such Persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.

28. Governing Law; Submission to Jurisdiction. The provisions of this Agreement and the respective rights and duties of the Guarantors, Lender hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflicts of laws that would result in the application of the law of any other jurisdiction. Each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Each Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection such Guarantor may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right such Guarantor may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Each Guarantor agrees that a final, nonappealable judgment in any such action or proceeding in any state or federal court in the State of Ohio shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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11903439.3

JURY TRIAL WAIVER. EACH GUARANTOR, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER, BORROWER AND THE GUARANTORS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty of Payment as of the date first set forth above.

Address: 7108 N. Fresno St. Suite 380 Fresno, California 93720 Attention: Manager	SEED HOLDING, LLC By: /s/ Mark S. Grewal Mark S. Grewal Manager
Address: 7108 N. Fresno St. Suite 380 Fresno, California 93720 Attention: Manager	STEVIA CALIFORNIA, LLC By: /s/ Mark S. Grewal Mark S. Grewal Manager

Signature Page to
Guaranty of Payment

EXHIBIT A

GUARANTORS

Seed Holding, LLC, a Nevada limited liability company
Stevia California, LLC, a California limited liability company

EXHIBIT B

FORM OF
GUARANTY OF PAYMENT JOINDER

This GUARANTY OF PAYMENT JOINDER (as the same may from time to time be amended, restated, supplemented or otherwise modified, this "Agreement"), is made as of the [__] day of [______, _____] by [______________________], a[n] [___________] [___________] ("New Guarantor"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, S&W Seed Company, a Nevada corporation (together with its successors and assigns, "Borrower"), entered into that certain Credit and Security Agreement, dated as of September [__], 2015, with Lender (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, in connection with the Credit Agreement, certain of Borrower's subsidiaries (such subsidiaries, collectively, "Guarantors" and, individually, each a "Guarantor") entered into that certain Guaranty of Payment, dated as of September [__], 2015 (as the same may from time to time be amended, restated or otherwise modified, the "Guaranty of Payment"), pursuant to which Guarantors jointly and severally guaranteed the payment of the Obligations, as defined in the Guaranty of Payment;

WHEREAS, New Guarantor, a subsidiary of Borrower, deems it to be in the direct pecuniary and business interests of New Guarantor that Borrower continue to obtain from Lender the financial accommodations provided for in the Credit Agreement;

WHEREAS, New Guarantor understands that Lender is willing to continue to grant such financial accommodations only upon certain terms and conditions, one of which is that New Guarantor guaranty the payment of the Obligations, and this Agreement is being executed and delivered in consideration of each financial accommodation granted to Borrower by Lender, and for other valuable consideration;

WHEREAS, pursuant to Section 5.20 of the Credit Agreement and Section 25 of the Guaranty of Payment, New Guarantor has agreed that, effective on [_______], [____] (the "Joinder Effective Date"), New Guarantor shall become a party to the Guaranty of Payment and shall become a "Guarantor" thereunder; and

WHEREAS, except as specifically defined herein, capitalized terms used herein that are defined in the Guaranty of Payment shall have their respective meanings ascribed to them in the Guaranty of Payment;

NOW, THEREFORE, in consideration of the benefits accruing to New Guarantor, the receipt and sufficiency of which are hereby acknowledged, New Guarantor hereby makes the following representations and warranties to Lender, covenants to Lender, and agrees with Lender as follows:

Section 1. Assumption and Joinder. On and after the Joinder Effective Date:

(a) New Guarantor hereby irrevocably and unconditionally assumes, agrees to be liable for, and agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a "Guarantor" under the Guaranty of Payment and all of the other Loan Documents (as defined in the Credit Agreement) applicable to it as a Guarantor under the Guaranty of Payment;

(b) New Guarantor shall become bound by all representations, warranties, covenants, provisions and conditions of the Guaranty of Payment and each other Loan Document applicable to it as a Guarantor under the Guaranty of Payment, as if New Guarantor had been the original party making such representations, warranties and covenants; and

(c) all references to the term "Guarantor" in the Guaranty of Payment or in any other Loan Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, New Guarantor.

Section 2. Guaranty of the Obligations. New Guarantor hereby absolutely and unconditionally guarantees (as a guaranty of payment and not merely a guaranty of collection) the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable.

Section 3. Representations and Warranties of New Guarantor. New Guarantor hereby represents and warrants to Lender that:

(a) New Guarantor has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and under the Guaranty of Payment and any other Loan Document to which it is a party. The execution, delivery and performance of this Agreement by New Guarantor and the performance of its obligations under this Agreement, the Guaranty of Payment, and any other Loan Document have been duly authorized by the governing body of New Guarantor and no other corporate proceedings on the part of New Guarantor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Guaranty of Payment or any other Loan Document. This Agreement has been duly executed and delivered by New Guarantor. This Agreement, the Guaranty of Payment and each Loan Document constitutes the legal, valid and binding obligation of New Guarantor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

(b) Each of the representations and warranties set forth in the Guaranty of Payment are true and correct in all material respects on as and as of the date hereof as such representations and warranties apply to New Guarantor (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

Section 4. Further Assurances. At any time and from time to time, upon Lender's request and at the sole expense of New Guarantor, New Guarantor will promptly and duly execute and deliver to Lender any and all further instruments and documents and take such further action as Lender reasonably deems necessary or appropriate to effect the purposes of this Agreement, the Guaranty of Payment or the Credit Agreement.

Section 5. Notice. All notices, requests, demands and other communications to New Guarantor provided for under the Guaranty of Payment and any other Loan Document shall be addressed to New Guarantor at the address specified on the signature page of this Agreement, or at such other address as shall be designated by New Guarantor in a written notice to Lender.

Section 6. Binding Nature of Agreement. All provisions of the Guaranty of Payment and the other Loan Documents shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement. This Agreement shall be binding upon New Guarantor and shall inure to the benefit of Lender and its successors and permitted assigns.

Section 7. Miscellaneous. This Agreement may be executed by facsimile or other electronic signature, which, when so executed and delivered, shall be deemed to be an original.

Section 8. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. NEW GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG NEW GUARANTOR, BORROWER, AND LENDER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty of Payment Joinder as of the date first written above.

Address: _________________________________ _________________________________ Attention: ____________________	[NEW GUARANTOR] By: _________________________________ Name: ______________________________ Title: ___________________________________